[THE AMERICAN FUNDS GROUP(R)]

ICA
THE INVESTMENT COMPANY OF AMERICA

1997 ANNUAL REPORT
For the year ended December 31

THE VALUE OF LONG-TERM INVESTING IN CONTRASTING MARKET ENVIRONMENTS

[abstract charts:  S&P 500 (1968 - 1982); S&P 500 1983 - 1997]

[Watermark:  Then   Now]

About Our Cover:

Charting Standard & Poor's 500 Composite Index shows the contrasting markets of the first and last half of the 30-year period from the beginning of 1968 to the end of 1997.

In the past, ICA has reported to you quarterly. With that information now typically available from your financial adviser or the American Funds Web site at www.americanfunds.com, the cost of producing quarterly reports no longer appears justified. We will continue to provide annual and semi-annual reports.

ICA(SM)

The Investment Company of America(r) seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income. ICA is one of the 28 funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

1997 RESULTS AT A GLANCE
Year ended December 31, 1997
(with dividends and capital gain distribution reinvested)

                              Standard &
                              Poor's 500
                    ICA       Composite Index
Income Return       2.08%     2.11%
Capital Return      27.73%    31.21%
Total Return        29.81%    33.32%

DIVIDENDS AND CAPITAL GAIN DISTRIBUTION PAID IN 1997

                            Per Share         Payment Date
Income Dividends            $0.12             March 10
                            $0.12             June 9
                            $0.12             Sept. 8
                            $0.12 + $0.02     Dec. 22
                            $0.50
Capital Gain Distribution   $2.60             Dec. 22

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 1.79%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS

ICA recorded its third consecutive exceptional year in 1997. Cumulative total return for the past three years was by far the highest in four decades. For those of us who owned shares in ICA throughout these three years, our investment doubled in value.

Led by many of its largest long-term holdings, ICA's gain last year was 29.8% for the vast majority of shareholders who reinvested dividends as well as the capital gain distribution of $2.60. That follows total returns of 19.3% in 1996 and 30.6% in 1995, for a three-year total return of 102.4%.

As in the previous two years, dividends from income came to 50 cents a share, which included a two-cent special dividend. In 1997, this represented an income return of 2.08% on the fund's value at the beginning of the year.

It has been 20 years since ICA had a negative-return year. The fund has produced double-digit returns in 14 of those 20 years and 20% or more in nine of them. Overall, the average annual compound return for this period is 16.8%, well above the 13.5% average for ICA's 64-year life span.

THE VALUE OF EXPERIENCE

Which is why a word of caution is in order, lest recent results lift expectations too high. Since memories can be far too short, we have devoted the feature beginning on page six of this report to a comparison with a sharply contrasting stock market environment. We believe the fund gains considerable value from the fact that most of its portfolio counselors have been active long enough to have experienced difficult periods firsthand.

In 1997, ICA reaped the benefits of its extensive research effort and pattern of holding stocks for the long term. Of the fund's ten largest holdings, seven rose by more than 30%, five by more than 50%; four of those five have been in the portfolio for at least five years. Looking at the 30 largest holdings, much the same is true: 19 rose more than 30%, ten more than 50%, and only two declined. Most are long-term holdings.

ICA REAPED THE BENEFITS OF ITS LONG-TERM APPROACH.

In October, the overall stock market experienced the end of a record seven-year run without so much as a 10% decline, the longest such period during the entire 20th century. The past year saw a one-day plunge in the Dow Jones Industrial Average of 554 points. It also saw a second-half return for that average only one-fifth as large as the first half, and high volatility as evidenced by 1997 having the most days this decade during which the Dow Jones Industrials moved more than one percentage point.

ICA stood up well in that environment. While Standard & Poor's 500 Composite Index dropped 10.8% in the period October 7-27 and the Dow Jones Industrials fell 12.4%, ICA experienced only an 8.5% decline. Although the fund fell short of matching the S&P 500's remarkable 33.3% total return for the year, it easily topped the 24.9% total return for the Dow Jones Industrials. It also exceeded the 27.0% average total return for its peer group as measured by the Lipper Growth & Income Fund Index. Bear in mind that the stock market indices are unmanaged, without expenses and include none of the short-term securities normally held by ICA to cushion and to provide buying opportunities in periods of falling prices.

[Begin sidebar]
MOST OF ICA'S PORTFOLIO COUNSELORS HAVE BEEN ACTIVE LONG ENOUGH TO HAVE EXPERIENCED MARKETS QUITE DIFFERENT FROM THOSE OF RECENT YEARS.
[End sidebar]

PORTFOLIO LEADERS IN 1997

ICA's portfolio counselors identified the potential for growth in many of the fund's largest holdings early in the current decade. Several stocks in health care and banking - two industries out of favor at the time - have been big contributors to ICA's strong results since. In the past year, Pfizer and Warner-Lambert, both among the ten largest holdings, were up 80% and 65%, respectively, along with Eli Lilly, the 21st-largest holding, which was up more than 90%. The first two have been in the fund since mid-1991, Lilly since 1993.

Three financial services holdings included in the top ten also soared: Fannie Mae (formerly Federal National Mortgage) +53%, Freddie Mac (formerly Federal Home Loan Mortgage) +52% and BankAmerica +46%. Fannie Mae has been in the fund's portfolio since 1985, BankAmerica since 1992; Freddie Mac is a more recent addition, in 1995.

In a number of cases, being patient has meant riding out a bad spell. Time Warner, one of the fund's longest-term holdings, dating from 1979, is an example. After some rough periods in recent years, our confidence in the company was again rewarded as the stock rose 65% last year.

RESISTANCE TO DOWN MARKETS

We have said many times that a fund's true success must be measured over a long enough period to encompass bad as well as good stock markets. Demonstrating the value of careful portfolio management, ICA has shown substantial resistance to down markets. That resistance has helped the fund, over its 64 years, to outdistance the S&P 500 Index on a total return basis by a compound annual rate of nearly a percentage point and a half (13.5% as opposed to 12.1%).

Turn to the chart starting on the next page and you will see how much that seemingly small percentage difference means in the long-term growth of an investment. By the end of last year, an investment in the fund would have grown more than 3,180-times larger than on January 1, 1934. An investment in the S&P 500 would have been roughly 1,500-times larger. It is important to note that in both cases, reinvestment of dividends and compounding played a big role in growth of such magnitude.

Thanks to your support, ICA continues to be one of the nation's largest growth and income funds. As we've mentioned in these reports, of the dozen largest equity funds in 1969, ICA is the only one to remain in the top twelve ever since.

Most of you share with us a belief in maintaining a long-term approach to investing. We recommend that you read the feature in this report for an interesting perspective about the value of that approach.

Sincerely,

/s/ Jon B. Lovelace, Jr.
Jon B. Lovelace, Jr.
Chairman of the Board

/s/ William C. Newton
William C. Newton
President

February 12, 1998

FOLLOWING THE COURSE OF AN INVESTMENT IN ICA (1934-1997)

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 64 years, from January 1, 1934 through December 31, 1997, showing the high, low and closing values for each year. The figures in the table below the chart include the fund's total return for each of those years.

As you look through the table, you will see that the fund's total return can fluctuate greatly from year to year. In some years it was well into double digits. In other years the fund had a negative return. During the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $31,881,108 compared with $14,965,424 in the S&P 500 Index. Over the same period, $10,000 in a savings account would have grown to $144,055 with all interest compounded.*

You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1987. At that time, the table shows the value of the investment illustrated here was $7,049,178. Since then, it has more than quadrupled to $31,881,108. Thus, in the same period, the value of your 1987 investment - regardless of size - has also more than quadrupled.

* Based on figures from the U.S. League of Savings Institutions and the Federal Reserve Board, reflecting all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.

AVERAGE ANNUAL COMPOUND RETURNS/+/
For periods ended December 31, 1997
Ten Years      +15.60%
Five Years     +16.35%
One Year       +22.34%
/+/Based on the maximum sales charge of 5.75%. Sales charges are lower for investments of $50,000 or more.

$31,881,108/1,2/
ICA
with dividends reinvested

$14,965,424
S&P 500
with dividends reinvested

$4,142,648/1,3/
ICA
not including dividends

$10,000/1/
original investment

[begin chart]

Year ended December 31           1934            1935           1936             1937             1938

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             -               -              $398             1,006            181

Value at Year-End/1/             $11,822         21,643         31,560           19,424           24,776

Dividends in Cash                -               -              $398             976              170

Value at Year-End/1/             $11,822         21,643         31,042           18,339           23,174

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    0.0%            0.0            1.8              3.2              0.9

Capital Return                   18.2%           83.1           44.0             (41.7)           26.7

ICA TOTAL RETURN                 18.2%           83.1           45.8             (38.5)           27.6

Fund Expenses/4/                 0.94%           1.13           1.19             1.53             1.89



Year ended December 31           1939            1940           1941             1942             1943

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             536             891            1,262            1,186            1,101

Value at Year-End/1/             24,986          24,384         22,590           26,376           35,019

Dividends in Cash                498             806            1,089            969              861

Value at Year-End/1/             22,860          21,460         18,816           20,893           26,861

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.2             3.6            5.2              5.3              4.2

Capital Return                   (1.4)           (6.0)          (12.6)           11.5             28.6

ICA TOTAL RETURN                 0.8             (2.4)          (7.4)            16.8             32.8

Fund Expenses/4/                 2.02            1.88           1.95             2.13             1.72



Year ended December 31           1944            1945           1946             1947             1948

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             1,242           1,191          1,775            2,409            2,685

Value at Year-End/1/             43,193          59,091         57,692           58,217           58,430

Dividends in Cash                942             878            1,277            1,672            1,785

Value at Year-End/1/             32,130          42,948         40,686           39,332           37,714

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    3.5             2.8            3.0              4.2              4.6

Capital Return                   19.8            34.0           (5.4)            (3.3)            (4.2)

ICA TOTAL RETURN                 23.3            36.8           (2.4)            0.9              0.4

Fund Expenses/4/                 1.45            1.06           0.98             1.10             1.08


---

Year ended December 31           1949            1950           1951             1952             1953

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             2,661           3,152          3,391            3,535            3,927

Value at Year-End/1/             63,941          76,618         90,274           101,293          101,747

Dividends in Cash                1,689           1,911          1,970            1,974            2,113

Value at Year-End/1/             39,436          45,185         51,159           55,305           53,362

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.6             4.9            4.4              3.9              3.9

Capital Return                   4.8             14.9           13.4             8.3              (3.5)

ICA TOTAL RETURN                 9.4             19.8           17.8             12.2             0.4

Fund Expenses/4/                 0.96            1.01           0.93             0.81             0.85



Year ended December 31           1954            1955           1956             1957             1958

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             4,104           5,124          5,608            6,228            6,546

Value at Year-End/1/             158,859         199,215        220,648          194,432          281,479

Dividends in Cash                2,127           2,579          2,748            2,969            3,028

Value at Year-End/1/             80,780          98,530         106,303          90,911           128,040

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.0             3.2            2.8              2.8              3.4

Capital Return                   52.1            22.2           8.0              (14.7)           41.4

ICA TOTAL RETURN                 56.1            25.4           10.8             (11.9)           44.8

Fund Expenses/4/                 0.88            0.86           0.80             0.76             0.68



Year ended December 31           1959            1960           1961             1962             1963

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             7,013           8,139          8,383            9,122            9,620

Value at Year-End/1/             321,419         335,998        413,552          358,800          440,900

Dividends in Cash                3,161           3,582          3,603            3,831            3,936

Value at Year-End/1/             142,882         145,597        175,370          148,178          177,833

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.5             2.5            2.5              2.2              2.7

Capital Return                   11.7            2.0            20.6             (15.4)           20.2

ICA TOTAL RETURN                 14.2            4.5            23.1             (13.2)           22.9

Fund Expenses/4/                 0.64            0.62           0.59             0.61             0.59


--

Year ended December 31           1964            1965           1966             1967             1968

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             10,708          12,112         15,516           18,359           22,628

Value at Year-End/1/             512,591         650,689        657,093          846,941          990,640

Dividends in Cash                4,285           4,742          5,946            6,869            8,270

Value at Year-End/1/             202,346         251,553        248,034          312,473          356,572

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.4             2.4            2.4              2.8              2.7

Capital Return                   13.9            24.5           (1.4)            26.1             14.3

ICA TOTAL RETURN                 16.3            26.9           1.0              28.9             17.0

Fund Expenses/4/                 0.58            0.57           0.52             0.50             0.49



Year ended December 31           1969            1970           1971             1972             1973

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             25,318          27,305         28,565           29,917           33,353

Value at Year-End/1/             884,824         908,018        1,062,651        1,231,087        1,024,067

Dividends in Cash                9,024           9,438          9,569            9,750            10,569

Value at Year-End/1/             309,611         307,421        349,727          394,701          317,911

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.6             3.1            3.1              2.8              2.7

Capital Return                   (13.3)          (0.5)          13.9             13.1             (19.5)

ICA TOTAL RETURN                 (10.7)          2.6            17.0             15.9             (16.8)

Fund Expenses/4/                 0.48            0.55           0.51             0.49             0.47



Year ended December 31           1974            1975           1976             1977             1978

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             52,187          49,800         46,441           49,838           55,969

Value at Year-End/1/             840,310         1,137,660      1,474,369        1,436,402        1,647,483

Dividends in Cash                15,908          14,318         12,804           13,279           14,386

Value at Year-End/1/             245,526         317,655        398,099          374,307          414,421

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    5.1             5.9            4.1              3.4              3.9

Capital Return                   (23.0)          29.5           25.5             (6.0)            10.8

ICA TOTAL RETURN                 (17.9)          35.4           29.6             (2.6)            14.7

Fund Expenses/4/                 0.49            0.48           0.46             0.49             0.49


--

Year ended December 31           1979            1980           1981             1982             1983

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             69,960          91,302         115,901          146,105          147,156

Value at Year-End/1/             1,963,310       2,380,187      2,401,091        3,211,997        3,859,712

Dividends in Cash                17,347          21,746         26,420           31,589           30,264

Value at Year-End/1/             475,669         552,242        530,864          670,590          774,518

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.2             4.7            4.9              6.1              4.6

Capital Return                   15.0            16.5           (4.0)            27.7             15.6

ICA TOTAL RETURN                 19.2            21.2           0.9              33.8             20.2

Fund Expenses/4/                 0.47            0.46           0.45             0.46             0.44



Year ended December 31           1984            1985           1986             1987             1988

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             160,449         174,890        203,830          267,489          318,747

Value at Year-End/1/             4,117,187       5,491,890      6,685,657        7,049,178        7,989,285

Dividends in Cash                31,680          33,152         37,328           47,452           54,382

Value at Year-End/1/             791,971         1,017,904      1,200,518        1,220,928        1,327,375

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.2             4.2            3.7              4.0              4.5

Capital Return                   2.5             29.2           18.0             1.4              8.8

ICA TOTAL RETURN                 6.7             33.4           21.7             5.4              13.3

Fund Expenses/4/                 0.47            0.43           0.41             0.42             0.48



Year ended December 31           1989            1990           1991             1992             1993

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             370,835         406,318        320,422          357,779          374,395

Value at Year-End/1/             10,338,589      10,409,027     13,171,892       14,092,236       15,729,365

Dividends in Cash                60,741          64,056         48,721           52,965           54,005

Value at Year-End/1/             1,652,751       1,598,821      1,969,876        2,052,162        2,234,153

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.6             3.9            3.1              2.7              2.7

Capital Return                   24.8            (3.2)          23.4             4.3              8.9

ICA TOTAL RETURN                 29.4            0.7            26.5             7.0              11.6

Fund Expenses/4/                 0.52            0.55           0.59             0.58             0.59



Year ended December 31           1994            1995           1996             1997

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             407,211         450,124        480,065          510,312

Value at Year-End/1/             15,753,834      20,578,696     24,560,540       31,881,108

Dividends in Cash                57,286          61,704         64,313           67,021

Value at Year-End/1/             2,180,610       2,779,658      3,247,852        4,142,648

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.6             2.9            2.3              2.1

Capital Return                   (2.4)           27.7           17.0             27.7

ICA TOTAL RETURN                 0.2             30.6           19.3             29.8

Fund Expenses/4/                 0.60            0.60           0.59             0.56


---

S&P 500 with dividends reinvested


1934          1935          1936          1937          1938          1939          1940          1941

9.8           14.6          19.5          12.7          16.6          16.5          15.0          13.2



1942          1943          1944          1945          1946          1947          1948          1949

15.9          20.0          24.0          32.7          30.0          31.8          33.5          39.8



1950          1951          1952          1953          1954          1955          1956          1957

52.4          64.9          76.9          76.1          116.1         152.7         162.7         145.1



1958          1959          1960          1961          1962          1963          1964          1965

208.1         232.9         233.9         296.8         270.8         332.5         387.3         435.5



1966          1967          1968          1969          1970          1971          1972          1973

391.7         485.7         539.4         493.8         513.1         586.6         697.8         595.7



1974          1975          1976          1977          1978          1979          1980          1981

437.9         600.7         744.8         691.5         736.8         873.9         1,156.2       1,098.8



1982          1983          1984          1985          1986          1987          1988          1989

1,334.8       1,635.8       1,738.5       2,289.0       2,714.0       2,857.4       3,330.8       4,384.0



1990          1991          1992          1993          1994          1995          1996          1997

4,246.7       5,637.2       5,957.6       6,556.4       6,641.2       9,133.9       11,225.6      14,965.4


[end chart]

Average annual compound return for 64 years:
 3.32%
10.11%
13.43%/1/

Past results are not predictive of future results. The S&P 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge for dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/2/Includes dividends of $5,953,722 and capital gain distributions of $10,208,147 reinvested in the years 1936-1997.

/3/Includes reinvested capital gain distributions of $1,711,157 but does not reflect income dividends of $1,064,871 taken in cash.

/4/Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

THE VALUE OF LONG-TERM INVESTING IN CONTRASTING MARKET ENVIRONMENTS

[Begin pullquote]
"WE HAVE A LEGACY OF PAYING ATTENTION TO WHAT MIGHT HAPPEN IN A DOWN MARKET."
R. Michael Shanahan
[artist sketch:  R. Michael Shanahan]
Began with ICA's management company, CRMC, in 1965. He currently serves as its chairman and as a portfolio counselor and senior vice president of ICA.
[End pullquote]

Chances are, as a fellow ICA shareholder, you share with us a belief in the importance of taking the long view in your investment decisions. In fact, more than 17,000 of you have been with us at least a quarter century. That is long enough to remember when the stock market didn't always go up and market setbacks weren't always followed by overnight recoveries.

As we pointed out in these pages last year, a unique aspect of this fund is the degree of shared interest in the long-term approach. On average, ICA shareholders stay with the fund 12 years (based on redemption rates), compared with eight for all growth and income funds. Similarly, ICA typically holds securities longer than most funds - the annual turnover, the rate at which we change the portfolio, was 26% last year, in sharp contrast to 66% for all growth and income funds.*

There is at least one more significant difference between ICA and the industry. Most of the fund's portfolio is managed by individuals who, like so many of you, have been with ICA or with Capital Research and Management Company (CRMC), ICA's investment adviser, for more than a quarter century. To be exact, six portfolio counselors have at least that much tenure with Capital, two of them more than 35 years. A seventh began her career as an investment professional with another firm more than 25 years ago. The other two, while younger, have been with Capital long enough to experience the brief but severe market break of 1987.

This group represents quite a resource. We thought we'd draw on them in this year's report to offer you some insights into what it was like to invest in a different market environment, before the bulls began what is already a 15-year run on Wall Street. To that end, we will examine the contrast between the last 15 years and the 15-year span from the beginning of 1968 to the end of 1982, a period marked by one prolonged and several other significant market declines.

For ICA, the basic approach remained about the same through both periods. We maintained a long-term perspective and employed painstaking research to find companies that we believed offered real value in terms of management, business prospects and future dividends. We believed then and we believe now that by steering such a course, even though it often means not "following the crowd," we can achieve results that transcend the intervening swings in stock market prices.

*Sources: Investment Company Institute, American Funds Distributors, Strategic Insight, Lipper Analytical Services.

A BRIEF LOOK AT THE TWO PERIODS

The charts below show just how much contrast there was between the two periods. The '68-'82 period encompassed the tail end of a highly speculative chapter in U.S. stock market history, when the securities of a number of small and medium-size companies, many not well-tested, became extreme high-fliers until the bubble burst in 1969-70. What followed was a flight from those stocks to those of large, well-established companies, names like Coca-Cola, Disney, Eastman Kodak and Avon - the Nifty Fifty in the parlance of the day. They led the market to new highs in 1972-73.

[Begin pullquote]
"WE'RE BRINGING YOUNGER PROFESSIONALS INTO ICA WITH THE MATURITY TO UNDERSTAND WHAT'S GONE BEFORE."
William R. Grimsley
[artist sketch:  William R. Grimsley]
Joined Capital in 1969 and became an ICA portfolio counselor in 1971. He is chairman of CRMC's investment committee and a senior vice president of the fund.
[End pullquote]

[Begin mountain chart]
Growth of a $10,000 Investment (with dividends reinvested)

Date               ICA               S&P 500

1/1/68             10,000            10,000

1/31/68            9,624             9,562

2/28/68            9,275             9,263

3/31/68            9,419             9,427

4/30/68            10,261            10,200

5/31/68            10,629            10,314

6/30/68            10,735            10,487

7/31/68            10,493            10,293

8/31/68            10,642            10,411

9/30/68            11,226            10,894

10/31/68           11,461            10,973

11/30/68           11,997            11,499

12/31/68           11,697            11,105

1/31/69            11,747            11,014

2/28/69            11,113            10,492

3/31/69            11,375            10,939

4/30/69            11,553            11,174

5/31/69            11,537            11,149

6/30/69            10,734            10,609

7/31/69            10,237            9,970

8/31/69            10,602            10,370

9/30/69            10,446            10,192

10/31/69           10,915            10,643

11/30/69           10,602            10,267

12/31/69           10,447            10,166

1/31/70            9,601             9,389

2/29/70            10,297            9,883

3/31/70            10,294            9,984

4/30/70            9,325             9,081

5/31/70            8,756             8,527

6/30/70            8,421             8,184

7/31/70            9,062             8,784

8/31/70            9,550             9,174

9/30/70            9,913             9,568

10/31/70           9,675             9,459

11/30/70           10,031            9,907

12/31/70           10,721            10,565

1/31/71            11,192            10,992

2/29/71            11,294            11,092

3/31/71            11,783            11,589

4/30/71            12,214            12,010

5/31/71            11,817            11,511

6/30/71            11,887            11,609

7/31/71            11,540            11,129

8/31/71            12,105            11,531

9/30/71            12,026            11,540

10/31/71           11,511            11,058

11/30/71           11,389            11,029

12/31/71           12,547            12,078

1/31/72            12,888            12,297

2/29/72            13,202            12,608

3/31/72            13,291            12,772

4/30/72            13,408            12,828

5/31/72            13,571            13,049

6/30/72            13,137            12,856

7/31/72            13,064            12,866

8/31/72            13,664            13,329

9/30/72            13,465            13,358

10/31/72           13,575            13,482

11/30/72           14,370            14,097

12/31/72           14,536            14,367

1/31/73            13,938            14,121

2/29/73            13,226            13,591

3/31/73            13,087            13,686

4/30/73            12,493            13,108

5/31/73            12,061            12,860

6/30/73            11,928            12,877

7/31/73            12,748            13,366

8/31/73            12,488            12,876

9/30/73            13,376            13,499

10/31/73           13,376            13,481

11/30/73           11,843            11,946

12/31/73           12,091            12,264

1/31/74            12,182            12,141

2/28/74            12,424            12,097

3/31/74            12,048            11,917

4/30/74            11,773            11,452

5/31/74            11,396            11,068

6/30/74            11,160            11,017

7/31/74            10,688            10,160

8/31/74            9,979             9,242

9/30/74            9,043             8,243

10/31/74           10,287            8,587

11/30/74           9,987             9,077

12/31/74           9,922             9,017

1/31/75            11,025            10,124

2/28/75            11,454            10,730

3/31/75            11,957            11,084

4/30/75            12,704            11,608

5/31/75            13,224            12,120

6/30/75            13,917            12,786

7/31/75            13,077            11,921

8/31/75            12,848            11,670

9/30/75            12,486            11,385

10/31/75           13,046            12,067

11/30/75           13,442            12,385

12/31/75           13,433            12,367

1/31/76            15,169            13,831

2/28/76            15,260            13,673

3/31/76            15,699            14,221

4/30/76            15,608            14,065

5/31/76            15,586            13,863

6/30/76            16,383            14,574

7/31/76            16,234            14,457

8/31/76            16,142            14,383

9/30/76            16,657            14,853

10/31/76           16,194            14,522

11/30/76           16,356            14,410

12/31/76           17,408            15,334

1/31/77            16,662            14,559

2/28/77            16,271            14,244

3/31/77            16,163            14,192

4/30/77            16,438            14,192

5/31/77            16,306            13,860

6/30/77            17,071            14,665

7/31/77            16,805            14,427

8/31/77            16,540            14,124

9/30/77            16,530            14,256

10/31/77           15,959            13,637

11/30/77           16,762            14,005

12/31/77           16,960            14,237

1/31/78            15,970            13,362

2/28/78            15,832            13,031

3/31/78            16,622            13,537

4/30/78            18,229            14,693

5/31/78            16,899            14,763

6/30/78            18,810            14,686

7/31/78            20,404            15,476

8/31/78            21,080            15,879

9/30/78            20,648            16,856

10/31/78           18,219            14,495

11/30/78           19,054            14,736

12/31/78           19,452            15,169

1/31/79            20,186            15,772

2/29/79            19,136            15,196

3/38/79            20,475            16,252

4/30/79            20,608            16,279

5/31/79            20,184            15,850

6/30/79            21,110            16,699

7/31/79            21,555            16,845

8/31/79            23,168            17,739

9/30/79            23,219            17,971

10/31/79           21,145            16,738

11/30/79           22,384            17,452

12/31/79           23,131            17,993

1/31/80            24,682            19,030

2/28/80            23,789            18,947

3/31/80            21,672            17,237

4/30/80            22,039            17,946

5/31/80            23,279            18,782

6/30/80            23,727            19,559

7/31/80            25,747            20,831

8/31/80            26,003            20,952

9/30/80            26,512            21,753

10/31/80           26,800            22,102

11/30/80           28,408            24,365

12/31/80           28,103            23,804

1/31/81            27,268            22,715

2/28/81            28,141            23,017

3/31/81            29,426            24,133

4/30/81            29,204            23,567

5/31/81            29,805            23,528

6/30/81            29,642            23,576

7/31/81            29,163            23,524

8/31/81            28,077            22,063

9/30/81            27,190            21,163

10/31/81           28,257            22,203

11/30/81           28,871            23,016

12/31/81           28,350            22,622

1/31/82            28,291            22,225

2/28/82            27,553            20,879

3/31/82            27,767            20,972

4/30/82            28,882            21,811

5/31/82            28,199            20,957

6/30/82            28,273            20,855

7/31/82            27,908            20,375

8/31/82            31,515            22,739

9/30/82            31,689            23,243

10/31/82           35,588            25,809

11/30/82           37,327            26,741

12/31/82           37,925            27,481


[End chart]
[Begin mountain chart]

Date               ICA               S&P 500

1/1/83             10,000            10,000

1/31/83            10,206            10,331

2/28/83            10,555            10,528

3/31/83            10,923            11,002

4/30/83            11,536            11,826

5/31/83            11,339            11,680

6/30/83            11,888            12,225

7/31/83            11,470            11,821

8/31/83            11,501            11,955

9/30/83            11,835            12,208

10/31/83           11,814            12,023

11/30/83           12,121            12,232

12/31/83           12,017            12,255

1/31/84            11,818            12,142

2/28/84            11,282            11,670

3/31/84            11,595            11,963

4/30/84            11,617            12,029

5/31/84            11,030            11,315

6/30/84            11,338            11,659

7/31/84            11,247            11,467

8/31/84            12,354            12,687

9/30/84            12,237            12,784

10/31/84           12,503            12,783

11/30/84           12,410            12,590

12/31/84           12,818            13,025

1/31/85            13,658            13,990

2/29/85            13,719            14,110

3/31/85            13,858            14,220

4/30/85            13,673            14,155

5/31/85            14,622            14,920

6/30/85            14,896            15,260

7/31/85            15,008            15,186

8/31/85            14,933            15,004

9/30/85            14,561            14,633

10/31/85           15,201            15,255

11/30/85           16,142            16,248

12/31/85           17,098            17,149

1/31/86            17,399            17,189

2/29/86            18,781            18,418

3/31/86            19,681            19,566

4/30/86            19,710            19,289

5/31/86            20,313            20,258

6/30/86            20,689            20,716

7/31/86            19,936            19,501

8/31/86            21,239            20,889

9/30/86            19,793            19,262

10/31/86           20,522            20,316

11/30/86           21,004            20,753

12/31/86           20,815            20,332

1/31/87            23,008            23,011

2/29/87            23,987            23,861

3/31/87            24,303            24,672

4/30/87            24,143            24,390

5/31/87            24,255            24,537

6/30/87            25,197            25,913

7/31/87            26,177            27,163

8/31/87            27,429            28,112

9/30/87            26,979            27,618

10/31/87           22,275            21,608

11/30/87           20,659            19,763

12/31/87           21,946            21,407

1/31/88            22,573            22,272

2/29/88            23,548            23,204

3/31/88            22,720            22,618

4/30/88            22,896            22,832

5/31/88            23,143            22,904

6/30/88            24,187            24,126

7/31/88            24,134            23,996

8/31/88            23,477            23,069

9/30/88            24,406            24,212

10/31/88           24,818            24,840

11/30/88           24,370            24,371

12/31/88           24,873            24,953

1/31/89            26,450            26,728

2/28/89            25,950            25,954

3/31/89            26,589            26,723

4/30/89            27,854            28,062

5/31/89            29,002            29,048

6/30/89            28,941            29,075

7/31/89            31,137            31,645

8/31/89            31,490            32,136

9/30/89            31,903            32,182

10/31/89           31,489            31,372

11/30/89           31,903            31,891

12/31/89           32,187            32,843

1/31/90            30,371            30,583

2/28/90            30,751            30,844

3/31/90            31,537            31,856

4/30/90            31,239            31,000

5/31/90            33,455            33,851

6/30/90            33,324            33,849

7/31/90            33,109            33,672

8/31/90            30,513            30,496

9/30/90            29,713            29,204

10/31/90           29,621            28,009

11/30/90           21,248            30,747

12/31/90           32,407            31,816

1/31/91            34,103            33,137

2/28/91            26,246            35,366

3/31/91            36,333            36,428

4/30/91            36,333            36,439

5/31/91            37,941            37,844

6/30/91            36,078            36,331

7/31/91            37,696            37,961

8/31/91            38,380            38,707

9/30/91            38,313            38,267

10/31/91           38,795            38,721

11/30/91           27,373            37,020

12/31/91           41,009            41,484

1/31/92            40,328            40,658

2/28/92            40,985            41,047

3/31/92            40,186            40,434

4/30/92            141,154           41,562

5/31/92            41,485            41,602

6/30/92            40,917            41,198

7/31/92            42,437            42,821

8/31/92            41,843            41,793

9/30/92            42,558            42,499

10/31/92           42,008            42,589

11/30/92           43,275            43,878

12/31/92           43,874            44,633

1/31/93            44,340            44,947

2/28/93            44,683            45,419

3/31/93            45,398            46,582

4/30/93            44,681            45,398

5/31/93            45,670            46,429

6/30/93            45,917            46,802

7/31/93            45,892            46,553

8/31/93            49,133            48,158

9/30/93            47,433            48,004

10/31/93           48,459            48,935

11/30/93           47,909            48,303

12/31/93           48,971            49,117

1/31/94            50,567            50,714

2/29/94            49,023            49,190

3/38/94            47,158            47,255

4/30/94            47,921            47,800

5/31/94            48,763            48,393

6/30/94            47,702            47,448

7/31/94            49,105            48,942

8/31/94            51,037            50,782

9/30/94            49,575            49,757

10/31/94           50,400            50,796

11/30/94           45,803            48,789

12/31/94           49,047            49,753

1/31/95            49,769            50,961

2/28/95            51,268            52,799

3/31/95            52,441            54,592

4/30/95            53,699            56,118

5/31/95            55,794            58,156

6/30/95            57,002            59,794

7/31/95            58,969            61,695

8/31/95            59,222            61,675

9/30/95            60,747            64,548

10/31/95           60,267            64,226

11/30/95           62,960            66,863

12/31/95           64,068            68,428

1/31/96            66,025            70,680

2/28/96            66,618            71,150

3/31/96            67,390            72,097

4/30/96            68,135            73,065

5/31/96            69,387            74,735

6/30/96            69,147            75,324

7/31/96            66,690            71,879

8/31/96            71,109            73,231

9/30/96            25,950            77,635

10/31/96           26,289            79,664

11/30/96           77,674            85,509

12/31/96           76,465            84,098

1/31/97            79,937            89,255

2/28/97            81,262            89,784

3/31/97            89,591            86,368

4/30/97            81,762            91,412

5/31/97            86,675            96,767

6/30/97            90,268            101,413

7/31/97            96,700            109,336

8/31/97            92,847            103,055

9/30/97            97,535            108,998

10/31/97           94,946            105,240

11/30/97           97,503            109,932

12/31/97           99,257            112,116


[end chart]
[begin chart]
Yearly Total Return

Year               ICA                S&P 500

1967               28.89              24.00

1968               16.97              11.05

1969               -10.68             -8.45

1970               2.62               3.92

1971               17.03              14.32

1972               15.85              18.95

1973               -16.82             -14.63

1974               -17.94             -26.48

1975               35.39              37.16

1976               29.60              23.99

1977               -2.58              -7.15

1978               14.70              6.54

1979               19.17              18.62

1980               21.23              32.29

1981               0.88               -4.97

1982               33.77              21.48


[end chart]
[begin chart]

Year               ICA                S&P 500

1983               20.17              22.55

1984               6.67               6.28

1985               33.39              31.66

1986               21.74              18.56

1987               5.44               5.29

1988               13.34              16.57

1989               29.41              31.62

1990               0.68               -3.13

1991               26.54              30.39

1992               6.99               7.59

1993               11.62              10.05

1994               0.16               1.29

1995               30.63              37.53

1996               19.35              22.90

1997               29.81              33.32


[Begin pullquote]
"WE JUST COULDN'T BRING OURSELVES TO BUY WHAT THE WORLD WAS SO HAPPY WITH."[end chart]
James F. Rothenberg
[artist sketch:  James F. Rothenberg]
Joined Capital in 1970 as an analyst. He is president of CRMC as well as a portfolio counselor for ICA.
[End pullquote]
Then matters turned very sour, indeed. The nation, already suffering its Vietnam nightmare, entered a troubled period of Watergate, war in the Middle East, oil shocks, rising inflation and interest rates, and then recession. Investor infatuation with the Nifty Fifty evaporated and the market headed into a dreadful slide that lasted almost two years and left the S&P 500 index (excluding income) down 48% from its high.
It wasn't until 1980 that the market as measured by the S&P 500 regained that lost ground. Then it slipped again in 1981 and into mid-1982, a decline of 27%. What has followed has been years of declining inflation, falling interest rates, an economic regeneration in America as businesses restructured to become more efficient, and the end of the Cold War. All of these positive developments fueled huge market gains and only the briefest of severe market drops (34% in late 1987 followed by full recovery in 18 months; 20% during the Gulf War period of 1990 with full recovery in just six months). After 1990, there was a record seven-year period without a decline of as much as 10%, ending with a 10.8% drop in October 1997.
ICA'S RECORD AND THE CASE FOR RATIONAL EXPECTATIONS
The table below offers a snapshot of average annual compound returns for the stock market and for ICA for those periods.

                                ICA            S&P 500

1/1/68 to 12/31/82              9.3%           7.0%

1/1/83 to 12/31/97              16.5           17.5

Entire period                   12.9           12.1


The numbers tell two stories at once. One is that ICA's research-driven, value-oriented investing approach did much better than the broad market in the troubled first period and has managed to hold its own, despite its traditionally more conservative nature, against the sharply rising market since. The other is that it takes a long memory to understand that history tells us not to look for high double-digit returns forever.

Which brings us to our discussion with those who are part of ICA's uncommonly long institutional memory.

MAINTAINING A HEALTHY RESPECT FOR RISK

Probably because CRMC traces its roots to 1931, "we have a legacy of paying attention to what might happen in a down market," says Mike Shanahan, one of the portfolio counselors for the fund and CRMC's research director for part of the first period we're examining. "You used to see one about every four years."

CRMC employs multiple counselors to manage ICA for a number of reasons. The multiplicity of managers helps limit the amount of money each has responsibility for in a large and growing fund. It provides for continuity in case one departs. It engenders portfolio diversity because each counselor runs a portion of the fund independently within the fund's overall objectives.

One thing they all share is a commitment to long-term, value-oriented investing. By that they mean doing the hard research about individual companies that can uncover a long-term investment opportunity not yet fully recognized in the price of the stock. (See page 11 for a look at what goes into identifying value.) Some also call it "full-cycle investing" - in other words, buying and holding a stock that will survive a bad market and thus reward its owner over the long pull.

"What I like to do is invest for at least a cycle-and-a-half," explains Jon Lovelace, ICA's chairman and a 40-year veteran of the fund's management. The point, he says, is to find a stock that is undervalued now that you think will grow in an up market, be resilient in a down market and go on to new heights in the succeeding recovery. To him, that's at least a six-year expectation.

THE SIREN SONG OF THE NIFTY FIFTY

Value investing and the Nifty Fifty period didn't exactly mesh very well. During the run-up from mid-1970 to early 1973, the stocks ICA didn't then own - Disney, Eastman Kodak, Coca-Cola - far outpaced the market. But not owning those stocks helped soften the blow when that bubble burst. "We just couldn't bring ourselves to buy what the world was so happy with," recalls Jim Rothenberg, who began at Capital just as the Nifty Fifty started their run in 1970. At the end of 1972, only three of the Nifty Fifty were among ICA's ten largest holdings; by the end of 1973, only one.

[Begin pullquote]
"GOOD RESEARCH IS WHAT HELPS TO REDUCE OUR RISK."
Gordon Crawford
[artist sketch:  Gordon Crawford]
Became an analyst for Capital in 1971. He serves the fund in that capacity today and is also a senior vice president and director of CRMC.
[End pullquote]

[Begin sidebar]
William C. Newton
[artist sketch:  William C. Newton]
Has been with CRMC for 39 years and an ICA portfolio counselor for 36 years. He became president of the fund in 1985.
[End sidebar]

[Begin pullquote]
"BEING FUNDAMENTAL AND BEING LONG-TERM ARE A GOOD COMPLEMENT TO EACH OTHER." Joyce Gordon
[artist sketch:  Joyce Gordon]
Has been with Capital since 1975 and an analyst since 1987. She serves as coordinator of ICA's research portfolio, the portion of the fund's assets managed directly by its analysts.
[End pullquote]

[Begin sidebar]
Jon B. Lovelace, Jr.
[artist sketch:  Jon B. Lovelace, Jr.]
Has 46 years with Capital, including 40 years with ICA as a portfolio counselor. He has served as chairman of the fund since 1970 and is vice chairman of CRMC.
[End sidebar]

Jim Rothenberg tells of looking at Avon, selling at an extremely high 60-times its then annual per-share earnings (commonly called its price/earnings or P/E ratio). To justify that, Avon would have had to achieve a 30% compound rate of earnings growth for the next 25 to 30 years, he figured. If they'd been able to do that, "every man, woman and child would have had a bookcase full of their little bottles. So it was just market euphoria and every time we looked at basic value, we couldn't find it in the things most investors liked. So we looked for other companies."

Long-term, that turned out well. But there was another lesson to be learned. When the broad market broke and headed into its 48% slide in 1973-74, even the "other" stocks got dragged down for a while. Listen to Bill Grimsley, another ICA counselor who was there: "That market shook any smugness out of us. Stocks went down, even with no change in the underlying earnings or dividends. Some dropped from a P/E of 50 or more to 15 or even 10. It taught me that even when you concentrate on value, there's no absolute."

Still, serious research paid off in many cases. Bill Newton, ICA's president, took responsibility for large investments in both the Pennsylvania and the New York Central railroads before their merger in 1968, but detected early the potential for cost problems in the merged lines' future, ultimately their downfall. "One of our analysts came back from a field trip and expressed concern, so we sold," Bill relates. That was in the third quarter of 1968. Within two years, Penn Central stock had plummeted from 86 to 6.

"Good research is what helps to reduce our risk," says Gordon Crawford, who for more than 25 years has served the fund as an analyst with investment responsibility in ICA's research portfolio - the segment of the fund's assets managed by roughly two dozen analysts. "A stock we know well is less likely to blow up on us."

Gregg Ireland, another quarter-century veteran as a CRMC analyst and counselor, believes that the basic culture at Capital and ICA promotes consistency. "I can feel very comfortable staying with my long-term convictions about a stock without worrying about what's happening at any given time."

A CLOSE LOOK AT VALUE

[collage: dollar bill, portfolio listings, stock listings, mathematical problems]

We talk so much about value-oriented investing that we want to define for you how we go about determining value. Some of the effort involves crunching a lot of numbers to arrive at estimates for future earnings and dividends. Some of it, however, involves less tangible measures.

Jonathan Bell Lovelace, who founded Capital Research and Management Company in 1931 and began managing ICA in December 1933, was a pioneer in field research as early as the 1920s, including getting to know managements firsthand. We think a company's management makes a great deal of difference, so our analysts go to great lengths to get to know the people who manage the companies we're interested in, to understand their capabilities and their vision.

In addition, we look at a company's competitive position in the marketplace - often a worldwide marketplace - and at the anticipated flow of new products or services. We feed all this into a picture of what this company will be like three to six years hence. Often, several of our analysts and portfolio counselors are part of this exercise.

Finally, the question is whether the stock market has already set a value for the company's shares that recognizes what we see as its future worth. If so, we may wait for a dip in the market before investing. If not, we may begin building a sizable position.

That research-based approach, we believe, helps us avoid being caught up in the frenzy of a particular period in the stock market. Hindsight is always an advantage, but keeping a tight focus on value certainly has helped us in the past. In the early 1970s, for example, our analysts had one fairly simple exercise: comparing the values of individual stocks in the Nifty Fifty with some of those outside that high-flying group.

Take Avon and Disney, which were among the most favored by investors at the time. Their shares were priced, respectively, in the rarefied air of 60- and 75-times their current per-share earnings by early 1973. In other words, if the company expected to earn one dollar a share in its current year, then at 75-times earnings, the stock would be selling at $75. Placing that multiple on current earnings means anticipating a continuation of spectacular growth.

Contrast that with Ford, not in the Nifty Fifty. It was selling at less than nine-times earnings. Arguably, its prospects might not have appeared to be as bright as those of the other two, yet they weren't that radically different. That helps explain why you didn't find Avon and Disney in ICA's portfolio while Ford was among the fund's biggest holdings in 1972.

When the overall stock market descended, all three of these stocks skidded, bottoming out at much more subdued price/earnings valuations - nine for Avon, 13 for Disney and seven for Ford. Ford's stock price was driven down by an earnings decline, but the stock recovered most of its lost ground much faster than Avon and Disney. In fact, Avon only recovered to its 1973 peak last year.

Those ratios, of course, are only one measure of relative values. But sometimes they speak loudly.

[Begin pullquote]
"I CAN FEEL VERY COMFORTABLE STAYING WITH MY LONG-TERM CONVICTIONS ABOUT A STOCK..."
Gregg E. Ireland
[artist sketch:  Gregg E. Ireland]
Has spent 25 years with Capital as an investment professional. He is a vice president of the fund and became one of its portfolio counselors in 1991. [End pullquote]

[Begin sidebar]
James B. Lovelace
[artist sketch:  James B. Lovelace]
Has spent 16 years with Capital, and has been a portfolio counselor for ICA for six years. He is a vice president of the fund.
[End sidebar]

CONSISTENCY THROUGH PAST ROUGH TIMES

Tough as the market was during the '68 -'82 period, ICA's consistency over the long term shone through. Results for the seven rolling ten-year periods ended December 1977 to December 1983 were all better than for the unmanaged S&P 500, as shown below:

[begin bar chart]
Annualized Total Returns for 10-Year Periods

10 Year Period             ICA             S&P 500

1/68 - 12/77               5.42            3.60

1/69 - 12/78               5.22            3.17

1/70 - 12/79               8.30            5.88

1/71 - 12/80               10.12           8.46

1/72 - 12/81               8.49            6.48

1/73 - 12/82               10.06           6.70

1/74 - 12/83               14.19           10.63


[end chart]

The fund's results continued to exceed the S&P 500 figures over the next seven rolling ten-year periods:

[begin bar chart]
Annualized Total Returns for 10-Year Periods

10 Year Period             ICA                        S&P 500

1/75 - 12/84               17.22                      14.78

1/76 - 12/85               17.05                      14.31

1/77 - 12/86               16.32                      13.80

1/78 - 12/87               17.24                      15.24

1/79 - 12/88               17.10                      16.28

1/80 - 12/89               18.07                      17.50

1/81 - 12/90               15.90                      13.89


[end chart]

ICA's results kept pace until the last three periods. As the market run-up continued unabated, some of the fund's counselors became more cautious:

[begin bar chart]
Annualized Total Returns for 10-Year Periods

10 Year Period             ICA                        S&P 500

1/82 - 12/91               18.56                      17.55

1/83 - 12/92               15.94                      16.14

1/84 - 12/93               15.08                      14.89

1/85 - 12/94               14.36                      14.34

1/86 - 12/95               14.12                      14.84

1/87 - 12/96               13.90                      15.26

1/88 - 12/97               16.29                      18.01


[end chart]
POST-1982: STAYING WITH WHAT WORKS
Ask ICA portfolio counselors what has been different about ICA's investment approach in the period since 1982 and they will likely say, "very little."
The commitment to research, to value and to long-term investing remains firm even as the siren song of this relentless bull market has beckoned. "Being fundamental and being long-term are a good complement to each other," observes Joyce Gordon, an analyst for the fund since before the 1987 market break. "I can't imagine being at a place where you constantly jump in and out." She notes that many of the bank holdings that have been so profitable for the fund in recent years were first identified in 1990, when banks were out of favor with investors. Joyce now coordinates the aforementioned research portfolio, which she regards as a valuable communication tool. By looking at what an analyst has invested in, the portfolio counselors can measure the analyst's convictions.

The mid-1990's market, like the market of the early 1970s, has featured an uncommonly narrow focus on the stocks of a relatively few big companies. That focus has shifted a bit to a broader field since last summer. Still, says Mike Shanahan, the current period requires a different view of what you should pay for growth and dividends. "It's a tough period because there are so few benchmarks."

Gordon Crawford views the picture a little differently. He sees strong economic fundamentals, a strong U.S. economy with low inflation, and little of the troubled economic and political backdrop that affected the market of the 1970s. Moreover, prices relative to earnings for most of the big stocks responsible for much of the stock market's recent gains are still well below where they were for many of the hottest stocks before the 1973-74 plunge.

Jon Lovelace observes, "Sticking to the value approach in this kind of stock market can be too conservative for the moment, but often when the downturn comes, it's like a flash flood that comes too fast to do much about it." In sum, it pays to have a memory of other environments.

"Lots of people have contributed to ICA's success," says Bill Grimsley. "Looking to the future, we're bringing some younger analysts and counselors into the fund with the maturity to understand what's gone before and continue our long-term approach."

As we've said many times, the long term is what really matters to us in our investment effort. We believe that's what matters most to you, as well.

[Begin sidebar]
Dina N. Perry
[artist sketch:  Dina N. Perry]
Has been a portfolio counselor for ICA for four years and with Capital for six. She has been an investment professional for more than 25 years.
[End sidebar]

[Begin sidebar]
Donald D. O'Neal
[artist sketch:  Donald D. O'Neal]
Has been with Capital 13 years. He is a vice president of the fund and has been a portfolio counselor for the fund since 1991.
[End sidebar]

INVESTMENT PORTFOLIO - December 31, 1997
------------------------------------------    ----------
                                              Percent of
Largest Investment Categories                 Net Assets
------------------------------------------    ----------
Services                                           19.54%
Finance                                            18.52
Consumer Goods                                     17.02
------------------------------------------    ----------

                                              Percent of
Largest Individual Holdings                   Net Assets
------------------------------------------    ----------
Philip Morris                                       3.36%
Fannie Mae                                          3.02
Time Warner                                         1.93
Pfizer                                              1.80
AT&T                                                1.70
Royal Dutch Petroleum                               1.69
DuPont                                              1.37
BankAmerica                                         1.36
Freddie Mac                                         1.33
Warner-Lambert                                      1.32

------------------------------------------    ----------

                                              Percent of
Largest Industry Holdings                     Net Assets
------------------------------------------    ----------
Banking                                             9.56%
Health & Personal Care                              7.35
Energy Sources                                      7.24
Telecommunications                                  6.94
Financial Services                                  5.47


COMPANIES WHOSE EQUITY SECURITIES WERE
ADDED TO OR ELIMINATED FROM THE PORTFOLIO

------------------------------------------
Companies appearing in the portfolio
 since June 30, 1997
------------------------------------------
AMP
Cendant
Dillard's
Dow Jones
Emerson Electric
Fort James
Fujitsu
Genuine Parts
Kerr-McGee
Lowe's
Micron Technology
Newell
Woolworth
Zeneca Group


------------------------------------------
Companies eliminated from the portfolio
 since June 30, 1997
------------------------------------------
Alcan Aluminium
American Home Products
Baker Hughes
ConAgra
El Paso Natural Gas
First Data
General Electric
Kimberly-Clark
Mannesmann
Tandem Computers
Toyota Motor
U S West Media Group
Wells Fargo

THE INVESTMENT COMPANY OF AMERICA
INVESTMENT PORTFOLIO, December 31, 1997
------------------------------------------


Equity Securities                                                    Market     Percent
------------------------------------------            Number of       Value      of Net
Energy                                                   Shares  (millions)      Assets
------------------------------------------           ---------------------- -----------
Energy Sources-7.24%
Amoco Corp.                                           2,300,000  $  195.788         .49
Atlantic Richfield Co.                                2,350,000     188.294         .47
British Petroleum Co. PLC (American Depositary
 Receipts)                                            1,052,714      83.888         .21
Broken Hill Proprietary Co. Ltd.                      3,857,507      35.796         .09
Chevron Corp.                                         3,450,000     265.650         .67
Elf Aquitaine (American Depositary Receipts)          3,000,000     175.875         .44
Exxon Corp.                                             800,000      48.950         .12
Kerr-McGee Corp.                                        860,800      54.487         .14
Mobil Corp.                                           1,500,000     108.281         .27
Murphy Oil Corp.                                      2,175,000     117.858         .30
Pennzoil Co.                                            500,000      33.406         .08
Phillips Petroleum Co.                                3,800,000     184.775         .47
Royal Dutch Petroleum Co.
 (New York Registered Shares)                        12,400,000     671.925        1.69
Texaco Inc.                                           3,600,000     195.750         .49
TOTAL, Class B                                        1,359,340     148.123
TOTAL, Class B (American Depositary Receipts)         2,033,520     112.860         .66
Union Pacific Resources Group, Inc.                   2,100,000      50.925         .13
Unocal Corp.                                          2,200,000      85.387         .22
USX-Marathon Group                                    3,500,000     118.125         .30

Utilities: Electric & Gas-1.03%
American Electric Power Co., Inc.                     1,100,000      56.788         .14
Duke Energy Corp.                                     1,125,000      62.297         .16
Florida Progress Corp.                                  400,000      15.700         .04
GPU, Inc.                                             1,500,000      63.188         .16
Long Island Lighting Co.                              4,100,000     123.513         .31
Southern Co.                                          2,500,000      64.688         .16
Union Electric Co.                                      550,000      23.787         .06

                                                                  ---------   ---------
                                                                  3,286.104        8.27
                                                                  ---------   ---------
------------------------------------------
Materials
------------------------------------------
Chemicals-2.71%
Air Products and Chemicals, Inc.                      1,935,000     159.154         .40
E.I. du Pont de Nemours and Co.                       9,030,000     542.364        1.37
Eastman Chemical Co.                                    400,000      23.825         .06
Hoechst AG                                              350,000      12.267         .03
Imperial Chemical Industries PLC
 (American Depositary Receipts)                       1,600,000     103.900         .26
Monsanto Co.                                          5,613,100     235.750         .59

Forest Products & Paper-2.76%
Champion International Corp.                          1,950,000      88.359         .22
Fort James Corp.                                      4,700,000     179.775         .45
Georgia-Pacific Corp., Georgia-Pacific Group          4,400,000     267.300
Georgia-Pacific Corp., Timber Group (1)               4,400,000      99.825         .92
International Paper Co.                               1,500,000      64.688         .16
Louisiana-Pacific Corp.                               2,900,000      55.100         .14
Union Camp Corp.                                      1,530,000      82.142         .21
Weyerhaeuser Co.                                         5300000    260.031         .66

Metals: Nonferrous-1.02%
Aluminum Co. of America                               3,000,000     211.125         .53
Freeport-McMoRan Copper & Gold Inc., Class B          1,200,000      18.900         .05
Inco Ltd.                                             2,300,000      39.100         .10
Phelps Dodge Corp.                                    1,496,300      93.145         .24
WMC Ltd.                                             11,500,000      40.065         .10

Metals: Steel-0.12%
USX-U.S. Steel Group                                  1,500,000      46.875         .12

                                                                  ---------      ------
                                                                  2,623.690        6.61
                                                                  ---------      ------
------------------------------------------
Capital Equipment
------------------------------------------
Aerospace & Military Technology-1.36%
Boeing Co.                                            2,420,000     118.429         .30
General Motors Corp., Class H                         2,953,600     109.099         .28
Raytheon Co., Class A                                 2,310,305     113.927
Raytheon Co., Class B                                 1,700,000      85.850         .50
Sundstrand Corp.                                      1,212,600      61.084         .15
United Technologies Corp.                               720,000      52.425         .13

Data Processing & Reproduction-3.50%
Cisco Systems, Inc. (1)                               1,800,000     100.350         .25
Computer Associates International, Inc.               2,295,000     121.348         .31
Digital Equipment Corp. (1)                           1,500,000      55.500         .14
Fujitsu Ltd.                                          5,654,000      60.647         .15
Hewlett-Packard Co.                                   2,750,000     171.875         .43
International Business Machines Corp.                 3,884,600     406.183        1.03
Oracle Corp. (1)                                     12,793,750     285.461         .72
3Com Corp. (1)                                        2,600,000      90.838         .23
Xerox Corp.                                           1,300,000      95.956         .24

Electrical & Electronic-0.54%
Emerson Electric Co.                                  1,000,000      56.438         .14
Lucent Technologies Inc.                                983,000      78.517         .20
Siemens AG                                            1,350,000      79.986         .20

Electronic Components-1.86%
AMP Inc.                                                600,000      25.200         .06
Intel Corp.                                           3,650,000     256.413         .65
Micron Technology, Inc. (1)                           7,400,000     192.400         .48
Texas Instruments Inc.                                5,940,000     267.300         .67

Energy Equipment-2.07%
Dresser Industries, Inc.                              1,100,000      46.131         .12
Halliburton Co.                                       2,000,000     103.875         .26
Schlumberger Ltd.                                     6,400,000     515.200        1.30
Western Atlas Inc. (1)                                2,100,000     155.400         .39

Industrial Components-0.53%
Dana Corp.                                            1,821,500      86.521         .22
Genuine Parts Co.                                       750,000      25.453         .06
Goodyear Tire & Rubber Co.                              650,000      41.356         .10
Rockwell International Corp.                          1,100,000      57.475         .15

Machinery & Engineering-2.70%
Caterpillar Inc.                                      8,910,000     432.692        1.09
Cummins Engine Co., Inc. (2)                          1,041,800      61.531
Cummins Engine Co., Inc. (2,3)                          958,200      56.594         .30
Deere & Co.                                           5,550,000     323.634         .81
Ingersoll-Rand Co.                                    2,400,000      97.200         .24
Parker Hannifin Corp.                                 2,210,000     101.384         .26
                                                                  ---------      ------
                                                                  4,989.672       12.56
                                                                  ---------      ------
------------------------------------------
Consumer Goods
------------------------------------------

Appliances & Household Durables-0.22%
Newell Co.                                            2,106,600      89.530         .22

Automobiles-2.12%
Chrysler Corp.                                        8,300,000     292.056         .74
Ford Motor Co., Class A                               3,700,000     180.144         .45
General Motors Corp.                                  2,800,000     169.750         .43
Honda Motor Co., Ltd.                                   843,000      30.938
Honda Motor Co., Ltd.
 (American Depositary Receipts)                       2,270,000     167.696         .50

Beverages & Tobacco-5.04%
Anheuser-Busch Companies, Inc.                        1,563,000      68.772         .17
PepsiCo, Inc.                                         3,700,000     134.819         .34
Philip Morris Companies Inc.                         29,400,000   1,332.188        3.36
RJR Nabisco Holdings Corp.                            9,100,000     341.250         .86
Seagram Co. Ltd.                                      3,800,000     122.787         .31

Food & Household Products-2.05%
Archer Daniels Midland Co.                            3,150,000      68.316         .17
Bestfoods (formerly CPC International Inc.)           1,441,100     155.278         .39
General Mills, Inc.                                   2,350,000     168.319         .43
Kellogg Co.                                           2,066,600     102.555         .26
Nestle SA                                                90,000     134.763         .34
Procter & Gamble Co.                                    900,000      71.831         .18
Unilever NV (New York Registered Shares)              1,800,000     112.387         .28

Health & Personal Care-7.35%
Abbott Laboratories                                   1,500,000      98.344         .25
Avon Products, Inc.                                   1,740,000     106.792         .27
Bristol-Myers Squibb Co.                              1,600,000     151.400         .38
Gillette Co.                                            600,000      60.262         .15
Johnson & Johnson                                       900,000      59.288         .15
Eli Lilly and Co.                                     5,152,600     358.750         .91
Merck & Co., Inc.                                     3,000,000     318.750         .80
Pharmacia & Upjohn, Inc.                              3,247,500     118.940         .30
Pfizer Inc                                            9,600,000     715.800        1.80
Schering-Plough Corp.                                 3,767,600     234.062         .59
SmithKline Beecham PLC
 (American Depositary Receipts)                       1,000,000      51.438         .13
Warner-Lambert Co.                                    4,223,500     523.714        1.32
Zeneca Group PLC                                      3,280,400     116.889
Zeneca Group PLC (American Depositary Receipts)          33,000       3.564         .30

Recreation & Other Consumer Products-0.24%
Eastman Kodak Co.                                     1,100,000      66.894         .17
Mattel, Inc.                                            800,000      29.800         .07


                                                                  ---------      ------
                                                                  6,758.066       17.02
                                                                  ---------      ------
------------------------------------------
Services
------------------------------------------
Broadcasting & Publishing-5.01%
Dow Jones & Co., Inc.                                 1,469,800      78.910         .20
Houston Industries Inc., 7.00% ACES convertible prefe   500,000      28.531         .07
New York Times Co., Class A                           2,200,000     145.475         .36
Tele-Communications, Inc., Series A,
 Liberty Media Group (1)                              8,278,125     300.082         .76
Tele-Communications, Inc., Series A,
 TCI Group (1)                                        9,300,000     259.819         .65
Time Warner Inc.                                     12,350,000     765.700        1.93
Tribune Co.                                             140,000       8.715         .02
Viacom Inc., Class B (1)                              9,750,000     404.015        1.02

Business & Public Services-2.37%
Browning-Ferris Industries, Inc.                        700,000      25.900         .06
Cendant Corp. (1)                                     3,096,766     106.451         .27
Columbia/HCA Healthcare Corp.                         7,100,000     210.338         .53
Electronic Data Systems Corp.                         1,915,000      84.140         .21
Federal Express Corp. (1)                             1,435,000      87.625         .22
Humana Inc. (1)                                       1,900,000      39.425         .10
Interpublic Group of Companies, Inc.                  2,619,750     130.496         .33
United HealthCare Corp.                               1,000,000      49.688         .13
Waste Management, Inc.                                7,554,233     207.741         .52

Leisure & Tourism-1.34%
Walt Disney Co.                                       4,300,000     425.969        1.07
McDonald's Corp.                                      2,200,000     105.050         .27

Merchandising-2.97%
AutoZone, Inc. (1)                                    2,640,000      76.560         .19
Dillard's Inc.                                        1,900,000      66.975         .17
Limited Inc.                                          8,881,500     226.478         .57
Lowe's Companies, Inc.                                3,500,000     166.906         .42
May Department Stores Co.                             1,800,000      94.838         .24
J.C. Penney Co., Inc.                                 1,900,000     114.594         .29
Wal-Mart Stores, Inc.                                 8,400,000     331.275         .83
Woolworth Corp. (1)                                   5,000,000     101.875         .26

Telecommunications-6.94%
AirTouch Communications (1)                           5,560,600     231.112         .58
Ameritech Corp.                                       4,647,300     374.108         .94
AT&T Corp.                                           11,035,000     675.894        1.70
MCI Communications Corp.                              5,975,000     255.805         .65
SBC Communications Inc.                               1,000,000      73.250         .18
Sprint Corp.                                          4,537,800     266.029         .67
Tele-Communications, Inc., Series A,
 TCI Ventures Group (1)                               5,931,600     167.938         .42
Telefonica de Espana, SA
 (American Depositary Receipts)                       1,900,000     173.019         .44
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts)                       3,057,400     171.405         .43
U S WEST Communications Group                         5,200,000     234.650         .59
Vodafone Group PLC (American Depositary Receipts)     1,848,000     133.980         .34

Transportation: Airlines-0.55%
AMR Corp. (1)                                         1,250,000     160.625         .41
Delta Air Lines, Inc.                                   471,050      56.055         .14

Transportation: Rail & Road-0.36%
Union Pacific Corp.                                   2,275,000     142.045         .36

                                                                  ---------      ------
                                                                  7,759.486       19.54
                                                                  ---------      ------
------------------------------------------
Finance
------------------------------------------
Banking-9.56%
H.F. Ahmanson & Co.                                   2,400,000     160.650         .40
Banc One Corp.                                        3,200,000     173.800         .44
Bank of New York Co., Inc.                            2,800,000     161.875         .41
BankAmerica Corp.                                     7,400,000     540.200        1.36
Bankers Trust New York Corp.                          1,077,400     121.140         .31
Chase Manhattan Corp.                                 3,500,000     383.250         .96
Citicorp                                                500,000      63.219         .16
Comerica Inc.                                         1,450,000     130.863         .33
CoreStates Financial Corp                             2,750,000     220.172         .55
First Chicago NBD Corp.                               1,850,000     154.475         .39
First Union Corp.                                       700,000      35.875         .09
Fleet Financial Group, Inc.                           1,073,900      80.475         .20
KeyCorp                                               2,750,000     194.734         .49
J.P. Morgan & Co. Inc.                                2,400,000     270.900         .68
National City Corp.                                   1,500,000      98.625         .25
Norwest Corp.                                         3,860,900     149.127         .38
PNC Bank Corp.                                        1,950,000     111.272         .28
Toronto-Dominion Bank                                 4,780,000     179.772         .45
U.S. Bancorp                                            943,750     105.641         .27
Wachovia Corp.                                          900,000      73.013         .18
Washington Mutual, Inc.                               6,097,900     389.122         .98

Financial Services-5.47%
Fannie Mae (formerly Federal National Mortgage Assn.)21,000,000   1,198.312        3.02
Freddie Mac (formerly Federal Home Loan Mortgage Corp12,621,600     529.318        1.33
Household International, Inc.                         1,200,000     153.075         .38
SLM Holding Corp. (formerly Student Loan Marketing
 Assn.)                                               2,102,000     292.441         .74

Insurance-3.49%
Aetna Inc.                                            2,100,000     148.181         .37
Allstate Corp.                                        2,313,000     210.194         .53
American General Corp.                                1,710,000      92.447         .23
American International Group, Inc.                    2,733,750     297.295         .75
CIGNA Corp.                                             200,000      34.613         .09
General Re Corp.                                      1,217,800     258.174         .65
Lincoln National Corp.                                1,050,000      82.031         .21
SAFECO Corp.                                          1,600,000      78.000         .20
St. Paul Companies, Inc.                              2,240,000     183.820         .46
                                                                  ---------      ------
                                                                  7,356.101       18.52
                                                                  ---------      ------
------------------------------------------
Other
------------------------------------------
Multi-Industry-0.89%
AlliedSignal Inc.                                     2,600,000     101.237         .26
Canadian Pacific Ltd.                                 2,100,000      57.225         .14
Minnesota Mining and Manufacturing Co.                  120,000       9.847         .02
Tenneco Inc.                                          2,032,900      80.300         .20
Textron Inc.                                          1,700,000     106.250         .27

Gold Mines -0.52%
Barrick Gold Corp.                                    3,300,000      61.463         .16
Newmont Mining Corp.                                  2,750,000      80.781         .20
Placer Dome Inc.                                      5,000,000      63.437         .16


Miscellaneous-1.45%
Equity securities in initial period of                                     0
 acquisition                                                        575.710        1.45
                                                                  ---------      ------
                                                                  1,136.250        2.86
                                                                  ---------      ------

Total Equity Securities (cost: $18,583.229
 million)                                                        33,909.369        85.38
                                                                  ---------      ------



                                                      Principal
------------------------------------------               Amount
Bonds & Notes                                        (millions)
------------------------------------------            ---------


U.S. Treasuries-2.55%
5.875% July 1999                                       $250.000     250.703         .63
6.00% August 1999                                       250.000     251.210         .63
5.625% October 1999                                     250.000     249.765         .63
5.875% November 1999                                    250.000     250.897         .63
11.625% November 2004                                    10.000      13.273         .03
                                                                  ---------      ------
Total Bonds & Notes (cost: $1,009.132 million)                    1,015.848        2.55
                                                                  ---------      ------
Total Investment Securities (cost: $19,592.361
 million)                                                        34,925.217       87.93
                                                                  ---------      ------
------------------------------------------
Short-Term Securities
------------------------------------------
U.S. Treasuries and Other Federal Agencies-6.62%
Treasury Notes 4.75%-8.875% due 8/31-12/31/98           875.000     873.021        2.20
Treasury Bills 5.105%-5.25% due 1/22-4/16/98            533.800     529.643        1.33
Fannie Mae 5.39%-5.63% due 1/13-3/27/98                 443.925     440.105        1.11
Federal Home Loan Banks 5.40%-5.65%
 due 1/7-3/25/98                                        374.060     371.357         .94
Freddie Mac 5.44%-5.66% due 2/10-3/6/98                 261.092     258.874         .65
International Bank for Reconconstruction and Development
 5.62%-5.70% due 1/15-2/26/98                           155.700     154.610         .39


Corporate Short-Term Notes-5.11%
American Express Credit Corp. 5.82%-5.85%
 due 1/2-1/6/98                                          50.000      49.971         .13
Ameritech Corp. 5.57%-5.83%
 due 1/27-2/4/98                                         67.200      66.892         .17
Amoco Co. 5.51%-5.52%
 due 2/19-2/23/98                                        75.000      74.387         .19
AT&T Corp. 5.52%-5.64%
 due 2/2-2/17/98                                         80.100      79.582         .20
Bell Atlantic Financial Services, Inc. 5.75%-6.05%
 due 1/8-1/26/98                                        121.000     120.693         .30
Campbell Soup Co. 5.50%-5.52%
 due 1/20-1/28/98                                        75.000      74.706         .19
Coca-Cola Co. 5.49%-5.68%
 due 1/12-3/24/98                                       109.200     108.553         .27
Walt Disney Co. 5.48%-5.50%
 due 1/6-2/9/98                                          83.600      83.264         .21
E.I. du Pont De Nemours and Co. 5.51%-5.67%
 due 2/10-3/5/98                                         92.400      91.629         .23
Duke Energy Corp. 5.68%-5.71%
 due 1/15-2/6/98                                         73.095      72.781         .18
Ford Motor Credit Co. 5.51%-5.71% due 1/9-3/23/98       136.900     135.671         .34
Gannett Co., Inc. 5.55% due 1/9-1/20/98 (3)             102.300     102.096         .26
General Electric Capital Corp. 5.55%-5.62%
 due 1/15-2/18/98                                       156.100     155.425         .39
H.J. Heinz Co. 5.58%-5.78%
 due 1/9-2/26/98                                        111.400     110.886         .28
IBM Credit Corp. 5.48%-5.69% due 1/7-2/2/98             111.250     110.996         .28
Lucent Technologies Inc. 5.71%-6.15%
 due 1/5-2/6/98                                          68.300      67.990         .17
Minnesota Mining and Manufacturing Co. 5.52%-5.67%
 due 1/20-3/19/98                                        72.000      71.559         .18
Monsanto Co. 5.52%-5.68%
 due 1/6-2/27/98 (3)                                     93.400      93.136         .23
J.C. Penney Funding Corp. 5.55%-5.72%
 due 1/16-3/17/98 (3)                                   116.000     115.191         .29
Procter & Gamble Co. 5.47%-5.75%
 due 1/14-3/2/98                                        130.700     129.942         .33
SBC Communications Inc. 5.54%-5.74%
 due 1/5-2/19/98 (3)                                    115.000     114.498         .29

Total Short-Term Securities
 (cost: $4,659.585 million)                                       4,657.458       11.73
Excess of cash and receivables over payables                        134.998         .34
                                                                  ---------      ------
Total Short-Term Securities, Cash and Receivables,
 Net of Payables                                                  4,792.456       12.07
                                                                -----------   ---------

Net Assets                                                      $39,717.673      100.00%
                                                                ============  =========


(1) Non-income-producing securities.
(2) The fund owns 5.24% of the outstanding voting securities of Cummins Engine Co., which represents investment in an affiliate as defined in the Investment
 Company Act of 1940.
(3) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.


See Notes to Financial Statements

The Investment Company of America
------------------------------------------------------------------
Statement of Assets and Liabilities                   (dollars in
at December 31, 1997                                    millions)
------------------------------------------------------------------
Assets:
Investment securities at market
 (cost: $19,592.361)                                  $34,925.217
Short-term securities at market
 (cost: $4,659.585)                                     4,657.458
Cash                                                        9.098
Receivables for-
 Sales of investments                        $78.655
 Sales of fund's shares                       41.047
 Dividends and accrued interest               82.064      201.766
                                        --------------------------
                                                       39,793.539
Liabilities:
Payables for-
 Purchases of investments                     37.248
 Repurchases of fund's shares                 23.477
 Management services                           8.230
 Accrued expenses                              6.911       75.866
                                        --------------------------
Net Assets at December 31, 1997-
 Equivalent to $28.25 per share on
 1,405,903,965 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--2,000,000,000 shares)                 $39,717.673
                                                     =============


Statement of Operations                               (dollars in
for the year ended December 31, 1997                    millions)
------------------------------------------------------------------
Investment Income:
Income:
 Dividends                                  $600.461
 Interest                                    279.098  $   879.559
                                        -------------
Expenses:
 Management services fee                      90.386
 Distribution expenses                        79.761
 Transfer agent fee                           20.141
 Reports to shareholders                       2.443
 Registration statement and
  prospectus                                   1.027
 Postage, stationery and supplies              5.590
 Directors' fees                                .494
 Auditing and legal fees                        .103
 Custodian fee                                  .792
 Taxes other than federal income tax            .367
 Other expenses                                 .295      201.399
                                        --------------------------
 Net investment income                                    678.160
                                                     -------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                      3,800.223
 Net increase in unrealized
  appreciation on investments                           4,685.662
                                                     -------------
  Net realized gain and increase in
   unrealized appreciation on investments               8,485.885
                                                     -------------
Net Increase in Net Assets Resulting
 from Operations                                      $ 9,164.045
                                                     =============



------------------------------------------------------------------
                                                      (dollars in
                                                        millions)

                                          Year ended   Year ended
Statement of Changes in Net Assets              1997         1996
------------------------------------------------------------------
Operations:
Net investment income                    $   678.160  $   611.069
Net realized gain on investments           3,800.223    1,256.875
Net increase in unrealized
 appreciation on investments               4,685.662    3,151.153
                                        --------------------------
 Net increase in net assets
  resulting from operations                9,164.045    5,019.097
                                        --------------------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net investment income        (639.699)    (606.665)
Distributions from net realized
 gain on investments                      (3,345.342)  (1,256.817)
                                        --------------------------
 Total dividends and distributions        (3,985.041)  (1,863.482)
                                        --------------------------
Capital Share Transactions:
Proceeds from shares sold: 142,732,538
 and 154,894,329 shares, respectively      3,966.602    3,568.101
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 132,253,234 and 70,957,086
 shares, respectively                      3,660.294    1,707.735
Cost of shares repurchased: 143,511,101
 and 139,431,152 shares, respectively     (3,963.699)  (3,234.297)
                                        --------------------------
 Net increase in net assets resulting from
  capital share transactions               3,663.197    2,041.539
                                        --------------------------
Total Increase in Net Assets               8,842.201    5,197.154

Net Assets:
Beginning of year                         30,875.472   25,678.318
                                        --------------------------
End of year (including undistributed
 net investment income: $320.290
 and $281.829, respectively)             $39,717.673  $30,875.472
                                        ==========================





See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Investment Company of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of December 31, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $15,340,051,000, of which $15,789,687,000 related to appreciated securities and $449,636,000 related to depreciated securities. During the year ended December 31, 1997, the fund realized, on a tax basis, a net capital gain of $3,800,719,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $496,000 were treated as adjustments to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $24,242,624,000 at December 31, 1997.

3. The fee of $90,386,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1997, distribution expenses under the Plan were $79,761,000. As of December 31, 1997, accrued and unpaid distribution expenses were $6,236,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $20,141,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $16,839,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1997, aggregate amounts deferred and earnings thereon were $566,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. Option warrants are outstanding, which may be exercised at any time for the purchase of 837,954 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1997, the net assets of the fund would have been $39,722,066,000; the shares outstanding would have been 1,406,742,000; and the net asset value would have been equivalent to $28.24 per share. During the year ended December 31, 1997, 15 warrants were exercised for the purchase of 329 shares.

5. As of December 31, 1997, accumulated undistributed net realized gain on investments and currency transactions was $455,005,000 and additional paid-in capital was $22,205,782,000. To conform to its tax reporting, the fund reclassified $96,000 to undistributed net realized gains from additional paid-in capital for the year ended December 31, 1997.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $8,417,084,000 and $10,245,056,000, respectively, during the year ended December 31, 1997.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $792,000 includes $97,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1997, such non-U.S. taxes were $9,556,000. Net realized currency losses on dividends and withholding taxes reclaimable were $400,000 for the year ended December 31, 1997.

                                                           Year
Per-Share Data and Ratios                                 ended
                                                       December
                                                              31
                                                           1997      1996     1995     1994     1993
                                                        -------   -------  -------  -------  -------
Net Asset Value, Beginning of
 Year                                                    $24.23    $21.61   $17.67   $18.72   $17.89
                                                        -------   -------  -------  -------  -------
 Income from Investment
  Operations:
  Net investment income                                     .51       .49      .52      .51      .54
  Net realized and unrealized
   gain (loss) on investments                              6.61      3.66     4.83     (.48)    1.51
                                                        -------   -------  -------  -------  -------
   Total income from
 investment operations                                     7.12      4.15     5.35      .03     2.05
                                                        -------   -------  -------  -------  -------
 Less Distributions:
  Dividends from net investment
 income                                                    (.50)     (.50)    (.50)    (.48)    (.47)
  Distributions from net
 realized gains                                           (2.60)    (1.03)    (.91)    (.60)    (.75)
                                                        -------   -------  -------  -------  -------
   Total distributions                                    (3.10)    (1.53)   (1.41)   (1.08)   (1.22)
                                                        -------   -------  -------  -------  -------
Net Asset Value, End of Year                             $28.25    $24.23   $21.61   $17.67   $18.72
                                                   ============   =======  =======  =======  =======

 Total return (1)                                        29.81%     19.35%   30.63%     .16%   11.62%


Ratios/Supplemental Data:
  Net assets, end of year (in
 millions)                                               $39,718   $30,875  $25,678  $19,280  $19,005
  Ratio of expenses to average
 net assets                                                 .56%      .59%     .60%     .60%     .59%
  Ratio of net income to average
 net assets                                                1.90%     2.17%    2.70%    2.83%    3.03%
  Average commissions paid
 per share (2)                                          4.87 c    5.79 c   6.16 c   5.11 c   6.20 c
  Portfolio turnover -
 common stocks                                            24.08%    17.46%   20.91%   17.94%   19.57%
  Portfolio turnover -
 investment securities                                    26.02%    19.56%   20.37%   31.08%   17.57%


 (1) Excludes maximum sales charge of 5.75%.
 (2) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
 Generally, non-U.S. commissions
 are lower than U.S. commissions when
 expressed as cents per share but
 higher when expressed as a percentage
 of transactions because of the lower
 per-share prices of many non-U.S. securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Investment Company of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America, Inc. (the "Fund") at December 31, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Los Angeles, California
January 30, 1998

1997 TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

          Dividends and Distributions per Share

                                                                     From Net               From Net

                                                                     Realized               Realized

To                                                 From Net          Short-                 Long-

Shareholders                                       Investment        Term                   Term

of Record                  Payment Date            Income            Gains                  Gains

March 7, 1997              March 10, 1997          $0.12             -                      -

June 6, 1997               June 9, 1997            0.12              -                      -

September 5, 1997          September 8, 1997       0.12              -                      -

December 19, 1997          December 22, 1997       0.14              $0.057                 $2.543*


*INCLUDES $0.979 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 71% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  BDA/GRS/3211
Lit. No. ICA-011-0298

Printed on recycled paper


BOARD OF DIRECTORS

CHARLES H. BLACK
Pacific Palisades, California
Private investor and consultant;
former Executive Vice President and
Director, KaiserSteel Corporation

ANN S. BOWERS
Palo Alto, California
Senior Trustee,
The Noyce Foundation

MALCOLM R. CURRIE, PH.D.
Agoura, California
Chairman Emeritus,
Hughes Aircraft Company

JON B. LOVELACE, JR.
Los Angeles, California
Chairman of the Board of the fund
Vice Chairman of the Board,
Capital Research and
Management Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance, Graduate
School of Business, Stanford University

BAILEY MORRIS-ECK
Washington, D.C.
Senior Vice President, The Brookings
Institution; Senior Adviser, InterAmerican
Affairs, White House/U.S. Department
of State; Senior Fellow, Institute for
International Economics; Consultant,
The Independent of London

RICHARD G. NEWMAN
Los Angeles, California
Chairman, President and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

WILLIAM C. NEWTON
Los Angeles, California
President of the fund
Senior Partner, The Capital Group
Partners L.P.

JAMES W. RATZLAFF
San Francisco, California
Executive Vice President of the fund
Senior Partner, The Capital Group Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

WILLIAM J. SPENCER, PH.D.
Austin, Texas
Chairman and Chief Executive Officer,
SEMATECH (research and
development consortium)

ADVISORY BOARD MEMBERS

THOMAS M. CROSBY, JR.
Minneapolis, Minnesota
Partner, Faegre & Benson (law firm)

ELLEN H. GOLDBERG, PH.D.*
Santa Fe, New Mexico
President, Santa Fe Institute

ALLAN E. GOTLIEB
Toronto, Canada
Former Canadian Ambassador
to the United States

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.; former
President, American Public Radio
(now Public Radio International)

ROBERT J. O'NEILL, PH.D.
Oxford, England
Professor and Fellow, All Souls College,
University of Oxford

NORMAN R. WELDON, PH.D.
Miami, Florida
Managing Director, Partisan Management
Group, Inc.; Chairman of the Board,
Novoste Corporation

JOHN F. BOOKOUT, who served as a Director from 1989 to 1996 and subsequently became a member of the Advisory Board, has retired effective December 31.

MALCOLM FRASER, a member of the Advisory Board since 1985, completed his service December 31.

The Board members wish to thank them for their many valued contributions to the fund.

*effective January 1, 1998

OTHER OFFICERS

WILLIAM R. GRIMSLEY
San Francisco, California
Senior Vice President of the fund
Senior Vice President and Director, Capital Research and Management Company

R. MICHAEL SHANAHAN
Los Angeles, California
Senior Vice President of the fund
Chairman of the Board, Capital
Research and Management Company

GREGG E. IRELAND
Washington, D.C.
Vice President of the fund
Senior Vice President, Capital Research
and Management Company

ANNE M. LLEWELLYN
Los Angeles, California
Vice President of the fund
Associate, Capital Research
and Management Company

JAMES B. LOVELACE
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research
and Management Company

DONALD D. O'NEAL
San Francisco, California
Vice President of the fund
Vice President, Capital Research
and Management Company

PATRICIA L. PINNEY
Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

MARY C. HALL
Brea, California
Treasurer of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Assistant Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462